Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, L. Michael Cutrer, certify that:

1.    I have reviewed this Amendment No. 1 to the annual report on Form 10-K of North American Scientific, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 28, 2007

/s/ L. MICHAEL CUTRER
L. Michael Cutrer President and Chief Executive Officer

19